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                                                                      Exhibit 23



                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-62829) of Burlington Northern Santa Fe Corporation of our report dated June 27, 2001 included in Exhibit 99 relating to The Burlington Northern and Santa Fe Railway Company 401(k) Plan for TCU Employees.

/s/ PricewaterhouseCoopers LLP
Fort Worth, Texas
June 27, 2001